SEMI ANNUAL REPORT
[WORLD GRAPHIC]
TEMPLETON EMERGING
MARKETS INCOME FUND, INC.



                                                               FEBRUARY 28, 2001





[FRANKLIN TEMPLETON LOGO]
PAGE


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries.
--------------------------------------------------------------------------------

This semiannual report of Templeton Emerging Markets Income Fund covers the period ended February 28, 2001. During the six months under review, emerging bond markets generally provided positive returns as commodity prices, particularly for oil, remained historically high and many issuer governments adhered to sound economic policies. Rising commodity prices improve export revenues and, hence, the external debt repayment capacity of issuer countries. The emerging bond markets experienced some volatility during fourth quarter 2000, due primarily to investor uncertainty regarding plummeting U.S. equity markets and negative developments in Argentina and Turkey, but ended the reporting period on a positive trend as the U.S. Federal Reserve Board (the Fed) reduced interest rates in



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.



CONTENTS



Shareholder Letter .........    1

Performance Summary ........    8

Important Notice
to Shareholders ............    9

Financial Highlights &
Statement of Investments ...   10

Financial Statements .......   14

Notes to Financial
Statements .................   17



FUND CATEGORY
[PYRAMID CHART]
PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]

Latin America                  64.6%
Asia                           15.3%
Europe                         15.0%
Short-Term Investments &
Other Net Assets                5.1%


January 2001. Following history, emerging market bond prices rallied toward the end of the period as U.S. interest rates fell.

The relatively attractive yields offered by emerging market bonds, compared to high yield bonds in the U.S. and other countries, heightened demand for such instruments by global high yield investors as yields-to-maturity for dollar-denominated instruments reached an average of 11.34% during the reporting period. Hence, investors tended to reallocate their portfolios away from U.S. high yield bonds toward emerging markets (so-called "crossover investments") to obtain their attractive yields and to benefit from potential capital gains as their associated risk premium decreased. The latter occurred as credit ratings of emerging market bonds were upgraded, while those of other high yield bonds, particularly in the U.S., received downgrades by the leading rating agencies. U.S. high yield bonds were downgraded largely because of the Fed's early-2000 tightening of monetary policy and the expected reduction in economic growth that was to result from such a policy stance.

During the period under review, bond prices rose in most of the emerging market countries that comprise the J.P. Morgan Emerging Markets Bond Index Global (EMBIG). Within this index, Nigeria was among the best performers, gaining 29.42% in U.S.-dollar terms. Some other countries generated relatively high positive returns as well, including Ecuador, which rose 19.83%; Colombia, 14.37%; and Poland, up 10.04% in


2
PAGE


U.S.-dollar terms. Exceptions to this positive performance were Turkey, Bulgaria, Ukraine, Peru and Ivory Coast.(1)

Overall, Latin American bonds outperformed non-Latins. Latin bonds benefited from the region's economic recovery from 2000's recession, which helped reduce fiscal deficits and attract foreign investment. Asian bonds had positive returns as well, with the region (excluding Japan) benefiting from strong economic growth, particularly in the newly industrialized exporting countries. However, Asia's economic growth rate was leveling off as exports peaked largely due to capacity constraints in the tradable sectors. European bonds underperformed slightly as a group, while African bonds provided the highest return by region.

A number of interesting political and economic events surfaced during the period under review, each having an underlying impact on worldwide bond markets and our portfolio holdings. Some of the major country developments included the announcement of an International Monetary Fund (IMF)-sponsored financial support package for the ailing Argentinean and Turkish economies, and the resignation of Peru's president Alberto Fujimori. The Argentine economy remained in recession during the period, stoking investor concerns about potential government default as fiscal revenues failed to recover. Turkey faced political uncertainty and a temporary liquidity crisis as a result of banking system problems. The IMF intervened in both cases, providing financial support in exchange for the respective governments' commitments to implement measures designed to correct their problems.

(1.) Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


TOP 10 COUNTRIES
2/28/01

                  % OF TOTAL
                  NET ASSETS
----------------------------
Brazil                 24.3%

Mexico                 15.2%

Venezuela               8.5%

Turkey                  7.6%

Argentina               6.8%

Bulgaria                6.8%

Russia                  5.3%

Philippines             4.2%

Columbia                4.0%


                                                                               3
PAGE

President Fujimori resigned following a corruption scandal involving one of his top advisors. The political uncertainty stemming from his resignation eventually subsided, as it became clear the transition to a new Peruvian government would take place according to its constitutional guidelines. Brazil's stable inflation enabled its Central Bank to continue reducing interest rates to stimulate the economy. The Brazilian government was also successful in reducing the fiscal deficit while stabilizing debt-to-gross-domestic-product and other important credit ratios. Meanwhile, Mexico continued to benefit from strong U.S. economic growth, had a successful presidential election and was upgraded to coveted investment-grade status overall.

Within this environment, Templeton Emerging Markets Income Fund reported a 5.69% six-month cumulative total return based on market price and a 1.50% return based on net asset value, as shown in the Performance Summary on page 8. By comparison, the unmanaged J.P. Morgan EMBIG rose 20.63% during the same period.(1)

The Fund's significant allocation changes during the period included a reduced exposure to Argentina and Turkey, and increases in Bulgaria, Mexico and Brazil. We lowered our exposure to Argentina because of the protracted recession and subsequent solvency issues mentioned earlier. Turkey was reduced because of high oil prices' negative impact on the economy and banking sector concerns, which represent a




4
PAGE


contingent liability to the government. We continued to invest in U.S. dollar-denominated instruments to minimize currency exposure, and favored sovereign Eurobonds over Brady Bonds because of their relatively higher current yield.

We maintained the bulk of the Fund's assets in Latin America, at 64.6% of total net assets as of February 28, 2001. We emphasized this region because of the relatively attractive yields that averaged roughly 11% during 2000 and the potential for capital gains should the forecast for improving fundamentals come to fruition.(2) We selected countries committed to economic reforms and credit quality improvement policies. The Fund's largest Latin American country holding at period-end was Brazil (24.3% of total net assets), followed by Mexico (15.2%), Venezuela (8.5%) and Argentina (6.8%).


"The Fund ... benefited from its exposure to eastern Europe (including the
Netherlands)...."


The Fund also benefited from its exposure to eastern Europe (including the Netherlands) at 15.0% of total net assets on February 28, 2001. Russian bonds, representing the Fund's smallest weighting in the region, were steady at approximately 5.3% of total net assets throughout the reporting period, while our position in Bulgaria increased to 6.8%.

At period-end, the Fund had 15.3% of its assets allocated to Asian bonds because of their relatively lower yields (8.40% on average) compared to those of Latin America and eastern Europe. Within Asia, investments were distributed among Indonesia, Philippines, South Korea, Turkey and India, including a reduction in our Turkish investments, from 9.7% in September to 7.6%, for the aforementioned reasons.


2. Source: J.P. Morgan Securities, Inc., Emerging Markets Bond Index Monitor, 12/29/00.




                                                                               5
PAGE

"We continued to emphasize liquid instruments, namely sovereign Eurobonds and
Brady Bonds. ..."


We had no direct emerging market exchange rate exposure given that 100% of the Fund's assets were invested in U.S. dollar-denominated bonds. We continued to emphasize liquid instruments, namely sovereign Eurobonds and Brady Bonds, which represented 70.8% and 10.1% of total net assets as of February 28, 2001. We favored Eurobonds in the past over U.S. Treasury-collateralized Brady Bonds to reduce the Fund's sensitivity to rising U.S. interest rates. However, we increased the allocation to Brady Bonds from 4.8% since August 31, 2000, because we felt the Fed would cease its recent policy of successive interest rate hikes. At the end of the reporting period, corporate Eurobonds represented approximately 15.0% of total net assets, while the Fund's cash allocation was equivalent to 5.1%.

Looking forward, we will maintain our focus on bonds from those countries with positive and sustainable economic growth that we believe are making progress on reform and adhering to prudent demand-management policies. In our opinion, the underlying value of such securities should increase if these countries' economic performances and improved creditworthiness continue. Meanwhile, we expect to follow a defensive credit and currency posture in an effort to minimize default rates and to meet the Fund's primary investment objective of generating high, current income.




6
PAGE


Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We appreciate your support, welcome your comments and suggestions and look forward to serving your investment needs in the years to come.




Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


                                                                               7
PAGE

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION

                                         CHANGE       2/28/01      8/31/00
--------------------------------------------------------------------------
Net Asset Value                         -$0.60       $11.83       $12.43
Market Price (NYSE)                     -$0.0875     $10.6000     $10.6875
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                          $0.665


PERFORMANCE

                                                                  INCEPTION
                                   6-MONTH    1-YEAR    5-YEAR    (9/23/93)
----------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                   1.50%      8.33%    67.50%      86.10%

  Based on change in
  market price                      5.69%     24.65%    54.42%      55.88%

Average Annual Total Return(1)
  Based on change in
  net asset value                   1.50%      8.33%    10.87%       8.72%

  Based on change in
  market price                      5.69%     24.65%     9.08%       6.15%


(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total return. Without these reductions, total return would have been lower.

--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


8
PAGE

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton Emerging Markets Income Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has voted to change the Fund's policy limiting investments in affiliated funds to allow the Fund to do so.

SHARE REPURCHASE PROGRAM. On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.
--------------------------------------------------------------------------------







                                                                               9
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                   SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                   FEBRUARY 28, 2001   ----------------------------------------------------
                                                      (UNAUDITED)        2000       1999       1998       1997       1996
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the period)
Net asset value, beginning of period...........          $12.43          $11.36      $9.46     $14.33     $12.92     $11.52
                                                   ------------------------------------------------------------------------
Income from investment operations:
 Net investment income.........................             .78            1.27       1.26       1.22       1.18       1.24
 Net realized and unrealized gains (losses)....            (.72)           1.03       1.88      (4.85)      1.47       1.40
                                                   ------------------------------------------------------------------------
Total from investment operations...............             .06            2.30       3.14      (3.63)      2.65       2.64
                                                   ------------------------------------------------------------------------
Capital share repurchases......................             .01             .01         --         --         --         --
                                                   ------------------------------------------------------------------------
Distributions from net investment income.......            (.67)          (1.24)     (1.24)     (1.24)     (1.24)     (1.24)
                                                   ------------------------------------------------------------------------
Net asset value, end of period.................          $11.83          $12.43     $11.36      $9.46     $14.33     $12.92
                                                   ========================================================================
Total Return*
 Based on market value per share...............           5.69%          21.62%     37.66%   (33.52)%     22.11%     23.73%
 Based on net asset value per share............           1.50%          23.74%     35.16%   (27.44)%     22.20%     24.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..............        $555,823        $587,397   $540,977   $450,329   $682,212   $614,951
Ratios to average net assets:
 Expenses......................................           1.16%**         1.19%      1.18%      1.18%      1.19%      1.09%
 Expenses, excluding waiver and payments by
   affiliate...................................           1.16%**         1.19%      1.18%      1.18%      1.19%      1.20%
 Net investment income.........................          10.79%          10.62%     11.30%      9.01%      8.62%     10.14%
Portfolio turnover rate........................          90.68%          53.40%     38.29%    122.92%    266.79%     77.90%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 10
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                  PRINCIPAL
                                                                  AMOUNT**              VALUE
-------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.9%
ARGENTINA 6.8%
Republic of Argentina:
  12.375%, 2/21/12..........................................    $   2,000,000        $  1,914,245
  11.75%, 6/15/15...........................................       36,880,000          33,496,260
  Series L, 6.00%, 3/31/23..................................        3,387,000           2,368,783
                                                                                     ------------
                                                                                       37,779,288
                                                                                     ------------
BRAZIL 24.3%
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......        3,700,000           3,772,550
Globo Communicacoes Participacoes Ltd.,10.625%, 12/05/08....        5,000,000           4,475,000
Republic of Brazil:
  9.375%, 4/07/08...........................................       18,500,000          17,378,438
  14.50%, 10/15/09..........................................        9,285,000          10,434,019
  Series L, cvt., FRN, 7.6875%, 4/15/12.....................       18,275,000          13,523,500
  10.125%, 5/15/27..........................................       28,580,000          22,663,940
  11.00%, 8/17/40...........................................       77,000,000          62,755,000
                                                                                     ------------
                                                                                      135,002,447
                                                                                     ------------
BULGARIA 6.8%
Republic of Bulgaria:
  FRN, 6.3125%, 7/28/11.....................................       16,000,000          12,000,000
  Series A, FRN, 6.3125%, 7/28/24...........................       34,000,000          25,585,000
                                                                                     ------------
                                                                                       37,585,000
                                                                                     ------------
COLOMBIA 4.0%
Republic of Colombia:
  9.75%, 4/23/09............................................       13,650,000          12,370,313
  9.75%, 4/23/09, Series NOV................................       10,300,000          10,119,390
                                                                                     ------------
                                                                                       22,489,703
                                                                                     ------------
ECUADOR 2.2%
Republic of Ecuador, 144A, 12.00%, 11/15/12.................       17,000,000          12,367,500
                                                                                     ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.8763%, 7/31/05...............          970,000             354,050
                                                                                     ------------
INDONESIA 1.5%
*PT Astra International, wts., 12/31/03.....................        3,786,583             521,244
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......       16,375,000           4,544,063
+PT Inti Indorayon Utama, 9.125%, 10/15/00..................        6,830,000             990,350
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........        8,000,000           2,560,000
                                                                                     ------------
                                                                                        8,615,657
                                                                                     ------------
JAMAICA 1.2%
Government of Jamaica, Reg S, 9.625%, 7/02/02...............        6,575,000           6,591,438
                                                                                     ------------

                                                                              11
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                  PRINCIPAL
                                                                  AMOUNT**              VALUE
-------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MEXICO 15.2%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................    $   3,500,000        $  3,675,000
+Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02....        5,130,216           1,539,065
United Mexican States:
  10.375%, 2/17/09..........................................       35,995,000          39,549,506
  11.375%, 9/15/16..........................................          595,000             697,489
  11.50%, 5/15/26...........................................       32,245,000          38,814,919
                                                                                     ------------
                                                                                       84,275,979
                                                                                     ------------
NETHERLANDS 3.0%
Astra Overseas Finance NV:
  144A, FRN, 8.53161%, 6/30/05..............................        3,208,320           2,069,366
  Zero cpn., 6/30/06........................................        4,036,000           1,251,160
Cellco Finance NV:
  12.75%, 8/01/05...........................................        3,900,000           3,295,500
  15.00%, 8/01/05...........................................       11,450,000          10,128,098
                                                                                     ------------
                                                                                       16,744,124
                                                                                     ------------
PANAMA 2.3%
Republic of Panama, 9.375%, 4/01/29.........................       12,940,000          12,972,350
                                                                                     ------------
PHILIPPINES 4.2%
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................        5,500,000           5,527,500
  9.25%, 6/30/06............................................        5,700,000           5,286,750
Republic of Philippines:
  9.875%, 3/16/10...........................................        4,170,000           3,885,919
  Reg S, 8.75%, 10/07/16....................................        5,450,000           4,274,435
Subic Power Corp., 144A, 9.50%, 12/28/08....................        5,020,690           4,433,319
                                                                                     ------------
                                                                                       23,407,923
                                                                                     ------------
RUSSIA 5.3%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................       20,050,000          15,877,094
  Reg S, 10.00%, 6/26/07....................................       17,015,000          13,473,753
                                                                                     ------------
                                                                                       29,350,847
                                                                                     ------------
SOUTH KOREA 1.9%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................       10,100,000          10,327,250
                                                                                     ------------
TURKEY 7.6%
Pera Financial Services, Reg S, 9.375%, 10/15/02............        8,950,000           7,683,888
Republic of Turkey:
  144A, 10.00%, 9/19/07.....................................        8,172,000           7,089,619
  12.375%, 6/15/09..........................................        3,200,000           2,800,000
  11.875%, 1/15/30..........................................       30,505,000          24,670,919
                                                                                     ------------
                                                                                       42,244,426
                                                                                     ------------

 12
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                  PRINCIPAL
                                                                  AMOUNT**              VALUE
-------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
VENEZUELA 8.5%
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................    $   7,200,000        $  6,013,598
  Reg S, 9.125%, 6/18/07....................................       10,050,000           8,393,981
  9.25%, 9/15/27............................................       47,384,000          33,005,919
                                                                                     ------------
                                                                                       47,413,498
                                                                                     ------------
TOTAL LONG TERM INVESTMENTS (COST $586,416,790).............                          527,521,480
                                                                                     ------------
SHORT TERM INVESTMENTS 5.5%
Den Danske Bank, 5.50%, 3/01/01, Time Deposit...............       15,000,000          15,000,000
Deutsche Bank, 5.5625%, 3/01/01, Time Deposit...............       15,335,000          15,335,000
                                                                                     ------------
TOTAL SHORT TERM INVESTMENTS (COST $30,335,000).............                           30,335,000
                                                                                     ------------
TOTAL INVESTMENTS (COST $616,751,790) 100.4%................                          557,856,480
OTHER ASSETS, LESS LIABILITIES (.4%)........................                           (2,033,226)
                                                                                     ------------
TOTAL NET ASSETS 100.0%.....................................                         $555,823,254
                                                                                     ============

*Non-income producing.
**Securities denominated in U.S. dollars.
+Represents defaulted bonds.
                       See Notes to Financial Statements.
                                                                              13
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $616,751,790)....    $557,856,480
 Cash.......................................................       3,086,103
 Interest receivable........................................      14,733,983
                                                                ------------
      Total assets..........................................     575,676,566
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      18,966,889
  To affiliates.............................................         433,356
 Accrued expenses...........................................         453,067
                                                                ------------
      Total liabilities.....................................      19,853,312
                                                                ------------
Net assets, at value........................................    $555,823,254
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $ 11,705,495
 Net unrealized depreciation................................     (58,895,310)
 Accumulated net realized loss..............................     (55,762,066)
 Capital shares.............................................     658,775,135
                                                                ------------
Net assets, at value........................................    $555,823,254
                                                                ============
Net asset value per share ($555,823,254 / 46,995,257 shares
  outstanding)..............................................          $11.83
                                                                ============

                       See Notes to Financial Statements.
 14
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Interest Income.............................................                   $ 33,293,880
Expenses:
 Management fees (Note 3)...................................    $ 2,369,609
 Administrative fees (Note 3)...............................        418,170
 Transfer agent fees........................................        340,000
 Custodian fees.............................................         32,500
 Registration and filing fees...............................         14,200
 Professional fees..........................................         25,700
 Directors' fees and expenses...............................         29,000
 Other......................................................          1,000
                                                                -----------
      Total expenses........................................                      3,230,179
                                                                               ------------
            Net investment income...........................                     30,063,701
                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (8,641,873)
  Foreign currency transactions.............................          8,448
                                                                -----------
      Net realized loss.....................................                     (8,633,425)
      Net unrealized depreciation on investments............                    (19,120,158)
                                                                               ------------
Net realized and unrealized loss............................                    (27,753,583)
                                                                               ------------
Net increase in net assets resulting from operations........                   $  2,310,118
                                                                               ============

                       See Notes to Financial Statements.
                                                                              15
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $ 30,063,701           $ 60,408,488
  Net realized loss from investments and foreign currency
    transactions............................................        (8,633,425)           (22,167,354)
  Net unrealized appreciation (depreciation) on
   investments..............................................       (19,120,158)            70,799,475
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         2,310,118            109,040,609

 Distributions to shareholders from net investment income...       (31,332,973)           (59,007,796)
 Capital share transactions (Note 2)........................        (2,551,057)            (3,612,775)
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................       (31,573,912)            46,420,038

Net assets:
 Beginning of period........................................       587,397,166            540,977,128
                                                                ---------------------------------------
 End of period..............................................      $555,823,254           $587,397,166
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................      $ 11,705,495           $ 12,974,767
                                                                =======================================

                       See Notes to Financial Statements.
 16
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

                                                                              17
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE:

In November 2000, a revised AICAP Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $2,487,280.

2. CAPITAL SHARES

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase shares of the Fund's common stock.

At February 28, 2001, there were 100,000,000 shares authorized ($.01 par value). During the six months ended February 28, 2001, 261,700 shares were repurchased for $2,551,057. The weighted average discount of market price to net asset value of shares repurchased during the six months ending February 28, 2001 was 17%. During the year ended August 31, 2000, 348,800 shares were repurchased for $3,612,775. Through February 28, 2001, the Fund had repurchased a total of 610,500 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TIC of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to Paine Webber Group Inc. equal, on an annual basis to 0.10% of the average daily assets of the Fund.

 18
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At February 28, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $622,179,526 was as follows:

Unrealized appreciation.....................................  $  3,116,860
Unrealized depreciation.....................................   (67,439,906)
                                                              ------------
Net unrealized depreciation.................................  $(64,323,046)
                                                              ============

Net realized capital gains differs for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31, on the sale of securities.

At August 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $ 1,960,611
2008........................................................   20,490,368
                                                              -----------
                                                              $22,450,979
                                                              ===========

At August 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $15,975,629. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $489,095,307 and $492,206,922, respectively.

                                                                              19
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Frank J. Crothers, Andrew H. Hines, Jr. and Charles B. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2004:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harmon E. Burns...........  44,083,038            93.62%               98.04%         883,339             1.88%
Frank J. Crothers.........  44,094,379            93.65%               98.06%         871,998             1.85%
Andrew H. Hines, Jr.......  44,059,161            93.57%               97.98%         907,216             1.93%
Charles B. Johnson........  44,109,149            93.68%               98.09%         857,228             1.82%

                                % OF
   TERM EXPIRING 2004:      VOTED SHARES
--------------------------
Harmon E. Burns...........     1.96%
Frank J. Crothers.........     1.94%
Andrew H. Hines, Jr.......     2.02%
Charles B. Johnson........     1.91%

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                                                                SHARES               % OF                 % OF
                                                                VOTED         OUTSTANDING SHARES      VOTED SHARES
------------------------------------------------------------------------------------------------------------------
For.........................................................  44,310,865            94.11%               98.54%
Against.....................................................     274,995             0.58%                0.61%
Abstain.....................................................     380,517             0.81%                0.85%
------------------------------------------------------------------------------------------------------------------
Total.......................................................  44,966,377            95.50%              100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                                                                SHARES               % OF                 % OF
                                                                VOTED         OUTSTANDING SHARES      VOTED SHARES
------------------------------------------------------------------------------------------------------------------
For.........................................................  42,813,638            90.93%               95.21%
Against.....................................................   1,184,714             2.52%                2.64%
Abstain.....................................................     968,025             2.05%                2.15%
------------------------------------------------------------------------------------------------------------------
Total.......................................................  44,966,377            95.50%              100.00%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Gordon S. Macklin, Fred R. Millsaps, Edith E. Holiday, Betty P. Krahmer and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 20
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              21
PAGE

TEMPLETON EMERGING MARKETS INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 22


PAGE

SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS
INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



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